UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2011

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2011, the Management Planning and Development Committee of the Company’s Board of Directors approved a modification to the letter of understanding dated July 13, 2004 between the Company and Sam Su, Vice Chairman of the Board of Directors and Chairman and Chief Executive Officer of the Company’s China Division, which was attached as Exhibit 10.28 to the Company’s Form 10-K filed February 28, 2005. The modification eliminates the maximum dollar amount payable by the Company for tax equalizing Mr. Su to Hong Kong with respect to any stock option gains, stock appreciation rights gains or deferred bonus payments. This modification is consistent with the tax equalization benefits provided to other Company employees in overseas assignments (i.e., no other employees have had a limitation on their tax equalization benefits).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 19, 2011, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.   The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
David W. Dorman	319,136,035	9,988,923	319,377	61,624,286
Massimo Ferragamo	314,490,413	14,659,079	294,843	61,624,286
J. David Grissom	324,751,498	4,398,851	293,986	61,624,286
Bonnie G. Hill	315,571,845	13,420,073	452,417	61,624,286
Robert Holland, Jr.	316,937,569	12,212,986	293,780	61,624,286
Kenneth G. Langone	318,072,406	11,077,587	294,342	61,624,286
Jonathan S. Linen	324,872,132	4,280,419	291,784	61,624,286
Thomas C. Nelson	324,042,072	5,106,560	295,703	61,624,286
David C. Novak	318,422,620	10,706,998	314,717	61,624,286
Thomas M. Ryan	318,991,651	10,155,413	297,271	61,624,286
Jing-Shyh S. Su	322,100,663	7,057,467	286,205	61,624,286
Robert D. Walter	319,112,878	10,028,755	302,702	61,624,286

2.           The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:

Votes for approval	385,019,573
Votes against	5,408,592
Abstentions	640,456
There were no broker non-votes for this item.

3.           The proposal to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval	310,616,033
Votes against	18,070,740
Abstentions	757,562
Broker non-votes	61,624,286

4.           The proposal to recommend, by non-binding advisory vote, the frequency of the vote to approve the compensation of the Company’s named executive officers received the following votes:

1 YEAR	2 YEARS	3 YEARS	Abstentions	Broker non-votes
277,277,512	2,807,103	48,822,650	537,070	61,624,286

In accordance with the voting results on this proposal, the Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next shareholder vote on the frequency of the vote to approve executive compensation.  A shareholder vote on the frequency of the vote to approve executive compensation is required to be held at least once every six years.

5.           The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to permit shareholders to call special meetings was approved based upon the following votes:

Votes for approval	385,780,259
Votes against	4,110,544
Abstentions	1,177,818
There were no broker non-votes for this item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 23, 2011	/s/ John Daly
John Daly
Corporate Counsel and
Assistant Secretary